UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ICOP Digital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ICOP DIGITAL, INC.

16801 W. 116th Street
Lenexa, Kansas  66219
(913) 338-5550

Dear Stockholder:

The 2005 Annual Meeting of Stockholders of ICOP Digital, Inc. (the “Company”) will be held at the Company’s new headquarters, 16801 W. 116th Street, Lenexa, Kansas 66219 on August 12, 2005 at 10:00 a.m. local time.

The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

As in the past, we will be reporting on your Company’s activities and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

On behalf of the Board of Directors, I would like to thank you for your continued support and confidence.

Sincerely,

Charles A. Ross, Sr.
Chairman of the Board

ICOP Digital, Inc.

Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ICOP Digital, Inc. (the “Company”) will be held at the Company’s headquarters as follows:

Date:	August 12, 2005
Time:	10:00 a.m.
Place:	16801 W. 116th Street, Lenexa, Kansas 66219

The purpose of the meeting is to vote on the following matters:

1.                 To elect members of the Board of Directors; and

2.                 To transact such other business as may properly come before the meeting.

Further information about the meeting is contained in the accompanying Proxy Statement. All stockholders of record on July 8, 2005 may vote at this meeting.

Your vote is important. If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A stockholder who submits a proxy may revoke it at any time before the vote is taken at the meeting, or by voting in person at the meeting.

By Order of the Board of Directors

Charles A. Ross, Sr.
Chairman of the Board
Lenexa, Kansas
July 13, 2005

ICOP Digital, Inc.

16801 W. 116th Street
Lenexa, Kansas 66219
(913) 338-5550

PROXY STATEMENT

Annual Meeting of Stockholders
August 12, 2005

Introduction

This proxy statement contains information about the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of ICOP Digital, Inc. (the “Company” or “ICOP”) to be held at 16801 W. 116th Street, Lenexa, Kansas 66219, on August 12, 2005, at 10:00 a.m. local time, and at any postponements or adjournments thereof. The Company’s Board of Directors is using this proxy statement to solicit proxies for use at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about July 13, 2005 to stockholders entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting

The purpose of the meeting is to vote on the following matters:

1.                 To elect Mr. L. Derrick Ashcroft as a Class B director to serve until his term expires in 2007 and Mr. Noel Koch as a Class A director until his term expires in 2008, each to serve until his successor is duly elected and qualified; and

2.                 To transact such other business as may properly come before the meeting.

As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Who Can Vote

Stockholders of record as of the close of business on July 8, 2005 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of May 31, 2005, there were 1,668,862 shares of ICOP common stock issued and outstanding and 21,165 shares of preferred stock with the right to vote 169,320 shares on an as-converted basis. Holders of ICOP common stock and preferred stock are entitled to one vote and eight votes per share, respectively, and are not allowed to cumulate votes. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no choice is indicated on the proxy, the shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1) and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.

Revoking a Proxy

A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy. Please note that a stockholder’s mere attendance at the Annual Meeting will not automatically revoke that stockholder’s previously submitted proxy.

Quorum and Voting Requirements

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders holding a majority of the outstanding shares of common stock entitled to vote (assuming conversion of outstanding shares of voting preferred stock) are present at the meeting in person or by proxy. If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve Proposal 1 and to decide any other matter which may properly be submitted to a vote at the Annual Meeting. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” in a matter are treated as being present at the Annual Meeting for purposes of establishing the quorum, but only shares voted “FOR” or “AGAINST” are treated as shares “represented and voting” at the Annual Meeting with respect to such matter. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number “represented and voting” with respect to a proposal. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Proxy Solicitation Costs and Methods

The Company will pay all costs of soliciting proxies. In addition to mailing proxy solicitation material, ICOP’s management also may solicit proxies in person, by telephone, or by other electronic means of communication.

The Company’s Annual Report

A copy of ICOP’s annual report on Form 10-KSB/A for the year ended December 31, 2004 is enclosed with this proxy statement, and the contents of and exhibits to that annual report, including any amendments thereto, are incorporated by reference herein. Upon written or oral request, the Company will provide copies of the exhibits to the annual report at no charge; such requests should be directed to ICOP Digital, Inc., 16801 W. 116th Street, Lenexa, Kansas 66219, Attention: Corporate Secretary.

Directors, Executive Officers and Key Employees

The Company’s executive officers, directors and key employees, and certain information about them, including their ages as of March 31, 2005, are as follows:

Name	Age	Position
Charles A. Ross, Sr.	64	Chairman of the Board
David C. Owen	66	President, Chief Executive Officer and Director
Laura E. Owen	47	Chief Operating Officer, Vice President and Corporate Secretary
John C. Garrison	53	Chief Financial Officer and Treasurer
L. Derrick Ashcroft*	76	Director
Noel Koch*	66	Director
Roger L. Mason	52	Director
Steven E. Hathaway	52	Director of Engineering
Kevin McDugle	37	Director of National Sales

* Nominee for election

The following is a brief description of the principal occupation and recent business experience of each of our directors, executive officers and key employees:

Charles A. Ross, Sr. has served as a director since April 2001 and as our Chairman since July 2004, and was our Chief Executive Officer from April 2001 until July 2004. From May 2002 until our acquisition of ICOP Nevada in January 2004, Mr. Ross was Chief Executive Officer of ICOP Nevada. From January 2001 through March 2001, Mr. Ross explored opportunities in the oil and gas industry. From July 1999 until December 2000, he owned and operated a business that supplied recruiting and business cards to a number of multi-level marketing companies. Over the last 40 years, Mr. Ross has founded or served as an officer in companies marketing musical instrument amplifiers, traffic speed radar, luxury boats and satellite television.

David C. Owen has served as a director since January 2003 and as our Chief Executive Officer since July 2004. From January 2004 to July 2004, he was our Chief Financial Officer. Since 1985, Mr. Owen has been president of Owen & Associates, Inc., a private investment and management entity. Mr. Owen has more than 40 years of experience in the financial industry and has served in executive management positions with both retail and investment banks. He served as a Kansas State Senator from 1968 to 1972 and as Lieutenant Governor of Kansas from 1972 to 1974. He received a B.A. degree in Business Administration and Economics from Ottawa University in Ottawa, Kansas. In September 2004, in connection with an action brought by the Securities Commission of Kansas involving the private sale of a small amount of unregistered securities not involving us, Mr. Owen stipulated to a consent decree enjoining him and his agents from acting as a broker-dealer in Kansas unless registered under the Kansas Securities Act or exempt from registration, from offering or selling unregistered securities in Kansas unless exempt from registration, and from otherwise violating the Kansas Securities Act. Mr. Owen, who was not an officer, director or placement agent for the company involved,  stipulated to the consent decree in order to dispose of the action expeditiously and did not admit any of the allegations. Mr. Owen is married to Laura E. Owen.

Laura E. Owen has served as our Corporate Secretary and as a Vice President since May 2003. She has served as our Chief Operating Officer since March 2005. From 1998 until May 2003, she served as President of Unicard.com, Inc., a travel insurance company. Ms. Owen has spent over two decades working on business issues in the public and private sectors. In 1991, she became the first woman to be appointed Secretary of Commerce for the State of Kansas, the state’s economic development agency. Ms. Owen received a B.S. degree in Business Administration from Delaware Valley College in Philadelphia. Ms. Owen is the wife of David C. Owen.

John C. Garrison has served as our Chief Financial Officer since July 2004 and as our Treasurer since March 2005. He has provided accounting services to the Company since April 2001. Prior to joining us in 2004, Mr. Garrison worked independently as a Certified Public Accountant. Mr. Garrison serves on the boards of directors of Quest Resource Corporation and Empire Energy Corporation International, both publicly traded companies. He received a B.S. degree in Business Administration and Accounting from Kansas State University.

Roger L. Mason has served as a director since January 2004. From May 2002 until January 2004, he served as a director of ICOP Nevada. Since 1995 Mr. Mason has been a broker with Fishman & Company Realtors, a real estate business in Olathe, Kansas. He received a B.S. degree in Construction Technology from Pittsburg State University in Pittsburg, Kansas.

L. Derrick Ashcroft has served as a director since March 2005. Mr. Ashcroft is involved in banking and tax consulting for high net worth individuals. He currently owns and operates a cattle ranch in New Mexico, and over the last five years, he has served on boards of several companies. He currently serves on the board of Dwango North America Corp, a publicly traded company. Mr. Ashcroft received an M.A. degree from Oxford University in England.

Noel Koch has served as a director since March 2005. He is an expert on terrorism and security-related issues, with over 40 years of experience in developing advanced analytical procedures for identifying and assessing potential threats to individuals and to institution and corporate assets. Since August 1986, Mr. Koch has served as the president and chief executive officer of International Security Management, Inc., a provider of security services to foreign and domestic government agencies, corporations and individuals in high-risk environments. Since August 1986, he also has served as the president and chief executive officer of Transecur, Inc., an on-line, interactive global security information service with offices in the U.S. and Europe. Mr. Koch also is a partner in Anchor Special Risks Registry, a computer-based system designed to record and assess hostile activities towards corporations and other institutions. Mr. Koch is a former instructor for the U.S. State Department’s Anti-Terrorism Assistance Program, and served for over five years as Director of Special Planning in the U.S. Department of Defense. Mr. Koch received a B.A. degree in English from Widener University and a M.A. degree in Political Science from Bryn Mawr College.

There are no family relationships among our officers and directors, except that Mr. and Ms. Owen are husband and wife.

Steven E. Hathaway has served as our Director of Engineering since February 2005. Mr. Hathaway was an engineering manager at Pivot International from February 2002 to February 2005. From March 1999 to January 2002, he was Vice President of Engineering at Avatar Engineering, Inc. He studied business administration at Southwestern College in Winfield, Kansas and studied at the Missouri Institute of Technology and the University of Missouri-Kansas City, where he received a B.S. degree in Electrical Engineering. He also performed graduate studies at the University of Missouri-Kansas City.

Kevin McDugle has served as our Director of National Sales since March 2005. Since 1997, Mr. McDugle has managed sales teams selling technology products to Fortune 500 companies and providing surveillance systems to law enforcement. In particular, from September 2003 through February 2005, Mr. McDugle led the sales team at International Police Technologies, Inc., and from May 1999 to September 2003, he served as Division Director at RHI Consulting. Prior to becoming a sales manager, Mr. McDugle spent eight years with the United States Marine Corps, during which time he worked with anti-terrorism teams and security forces. He holds an M.B.A. from the University of Phoenix and a B.S. degree in Business from Southern Nazarene University in Bethany, Oklahoma.

Adam Woydziak joined us in March 2005 as our Director of Technical Support. From April 2003 to March 2005, Mr. Woydziak was network administrator for Reproduction Systems, Inc., a litigation support firm where he maintained and upgraded network systems and provided technical support internally and to law firms. He received a B.S. degree in Telecommunications Management from DeVry University in Kansas City, Missouri.

Board Classifications, Committees and Meetings

Our Board of Directors is divided into three classes as nearly equal in number as possible. Currently, Mr. Owen serves as a Class A director, whose term expires in 2008, Mr. Ross serves as a Class B director, whose term expires in 2007, and Mr. Mason serves as a Class C director, whose term expires in 2006. At the 2005 Annual Meeting of stockholders, Mr. Koch is a nominee as a Class A director and Mr. Ashcroft is a nominee as a Class B director.

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee.   Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

•       appointing, evaluating and terminating our independent auditors;

•       evaluating the qualifications, independence and performance of our independent auditors;

•       approving the audit and non-audit services to be performed by the independent auditors;

•       reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•       overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•       with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•       preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Our Audit Committee is comprised of Messrs. Ashcroft, Koch and Mason. Mr. Ashcroft serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent under the rules of the Securities and Exchange Commission and the Nasdaq Stock Market. The Board has determined that Mr. Ashcroft qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission. Our audit committee has adopted a written charter, a copy of which is available on our website at www.ICOPDigital.com and also is attached to this proxy statement as Appendix A.

Compensation Committee.   Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

•       approving the compensation and benefits of our executive officers;

•       reviewing the performance objectives and actual performance of our officers; and

•       administering our stock option and other equity compensation plans.

Our Compensation Committee is comprised of Messrs. Ashcroft, Koch and Mason. Mr. Mason serves as Chairman of the Compensation Committee. The Board has determined that all members of the Compensation Committee are independent under the Nasdaq rules.

Nominating and Governance Committee.   Our Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•       evaluating the composition, size and governance of our Board of Directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees;

•       determining procedures for selection of the CEO and other senior management; and

•       evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee is comprised of Messrs. Ashcroft, Koch and Mason. Mr. Koch serves as Chairman of our Nominating and Governance Committee. The Board has determined that all members of the Nominating Committee are independent under the Nasdaq rules.

During fiscal 2004, the Board of Directors held 16 meetings in person, telephonically or by written consent. Because our Board committees were established in March 2005, there were no Board committee meetings in fiscal 2004. No director attended fewer than 75% of the total number of meetings of the Board of Directors.

Copies of our corporate governance documents, including our Corporate Governance Guidelines and committee charters, can be found on our website at www.ICOPDigital.com.

Nomination of Directors Candidates

The Company receives suggestions for potential director nominees from many sources, including members of the Board, advisors and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Company’s Nominating and Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Nominating and selection procedures are described in the written charter of the Company’s Nominating and Governance Committee, a copy of which is available on the Company’s website at www.ICOPDigital.com. Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The Nominating and Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders.

Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to the Company’s Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Chairperson of the Company’s Nominating and Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must be received at the Company’s principal executive offices a reasonable time before the Company begins to print and mail its proxy materials so as to permit the Nominating and Governance Committee and, if necessary, the Board of Directors, to evaluate the qualifications of the nominee.

The Company currently does not employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Director Compensation

In fiscal 2004, directors were not compensated for their service on the Board.

Code of Ethics

We have adopted a code of ethics that applies to our officers (including our principal executive, financial and accounting officers), directors, employees and consultants. The text of our code of ethics was attached as an exhibit to our annual report on 10-KSB for fiscal 2004, and also can be found on our Internet website at www.ICOPDigital.com.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning total compensation received by our two Chief Executive Officers during 2004 and our other most highly compensated executive officers during the last year (the “Named Executive Officers”) for services rendered to ICOP in all capacities for the last three fiscal years, but is limited to executive officers other than our Chief Executive Officers who earned more than $100,000 in total compensation during the last fiscal year.

		Long-Term Compensation
		Annual Compensation		Awards
Name and Principal Position	Fiscal Year	Salary		Securities Underlying Options/ SARs	All Other Comp.
		($)		(#)	($)
Charles A. Ross, Sr., Chief Executive Officer (resigned July 22, 2004)	2004	80,231	(1)	0	6,452	(2)
	2003	58,564		0	0
	2002	0		50,000 (3)	0
David C. Owen, President and Chief Executive Officer	2004	149,047	(4)	50,000	11,806	(5)
	2003	58,564		0	0
	2002	0		0	0
Laura E. Owen, Chief Operating Officer, Vice President and Corporate Secretary	2004	119,568	(6)	25,000	10,869	(7)
	2003	47,654		0	0
	2002	0		0	0

(1)          Includes paid salary of $39,231 and unpaid salary of $41,000.

(2)          Includes a $900 401(k) matching payment, car allowance of $4,322, and deferred 401(k) contribution of $1,230.

(3)          Cancelled by agreement effective January 13, 2004.

(4)          Includes paid salary of $40,506 and unpaid salary of $108,541.

(5)          Includes paid car allowance of $1,275, unpaid car allowance of $6,375, a $900 401(k) matching payment and deferred 401(k) contribution of $3,256.

(6)          Includes paid salary of $42,276 and unpaid salary of $77,292.

(7)          Includes paid car allowance of $1,700, unpaid car allowance of $5,950, a $900 401(k) matching payment and deferred 401(k) contribution of $2,319.

Option Grants in Last Fiscal Year

Option Grants in Fiscal Year 2004 (Individual Grants)

Name and Principal Position	Number of Securities Underlying Options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/sh)	Expiration Date
Charles A. Ross, Sr. (Chief Executive Officer, resigned July 22, 2004)	0	0	n/a	n/a
David C. Owen (President and CEO)	50,000	62	$10.00	Dec. 31, 2012
Laura E. Owen (Corporate Secretary and Vice President of Administration and Marketing)	25,000	31	$10.00	April 26, 2009

Option Exercises and Holdings

The following table sets forth, as to those Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004, and the number of shares of common stock received upon exercise of options during the last fiscal year. None of the outstanding options at December 31, 2004 was “in-the-money.”

Aggregated Option Exercises in Fiscal Year 2004
and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at December 31, 2004 (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options at December 31, 2004 ($) Exercisable/Unexercisable
	(#)	($)
Charles A. Ross, Sr.	0	0	0/0	0/0
David C. Owen	0	0	50,000/0	0/0
Laura E. Owen	5,000	0	37,500/0	0/0

Employment Agreements

Charles A. Ross, Sr., our Chairman, had an annual salary pursuant to his Executive Employment Agreement of $60,000 beginning on March 24, 2003. Effective January 1, 2004, the annual compensation increased to $90,000. Mr. Ross entered into a new Executive Employment Agreement on April 1, 2004 which provides for annual compensation of $180,000. On October 20, 2004, Mr. Ross voluntarily terminated his employment agreement effective July 22, 2004, the date he resigned as CEO of the Company, and he will not be paid any compensation for work performed after that date. Mr. Ross has accrued $41,000 in unpaid salary.

David C. Owen, our President and Chief Executive Officer, had an annual base salary pursuant to his Executive Employment Agreement of $60,000 beginning on March 24, 2003. Effective January 1, 2004, the annual compensation increased to $90,000. Mr. Owen entered into a new Executive Employment Agreement on April 1, 2004 with annual compensation of $180,000 per year. Effective October 20, 2004, Mr. Owen voluntarily reduced his salary to $125,000 annually until we reach accumulated gross revenues of $8 million, at which time his salary will be restored to $180,000 and $118,172 in accrued but unpaid salary and other compensation will be paid in full.

Laura E. Owen, Chief Operating Officer, Vice President and Corporate Secretary, commenced employment with us in June 2003 with annual compensation of $24,000 pursuant to an Executive Employment Agreement. Annual compensation increased to $60,000 on August 1, 2003, to $75,000 on January 5, 2004, to $120,000 on April 1, 2004, and to $150,000 on August 1, 2004. Effective October 20, 2004, Ms. Owen voluntarily reduced her annual salary to $125,000 until we reach accumulated gross revenues of $8 million, at which time her salary will be restored to $150,000 and $85,561 in accrued but unpaid salary and other compensation will be paid in full.

Security Ownership of Certain Beneficial owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of May 31, 2005 by (i) each person whom we know owned, beneficially, more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all of the current directors and executive officers as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the

Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock to be received upon conversion of preferred stock, or subject to options or warrants currently exercisable or exercisable on or within 60 days of the date of this proxy statement, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner(1)	No. of Shares Beneficially Owned		%
David C. Owen	449,900	(2)	27.3%
Laura E. Owen	449,900	(2)	27.3%
Charles A. Ross, Sr.	257,500	(3)	15.6%
Roger L. Mason	67,500	(4)	4.1%
L. Derrick Ashcroft	7,500	(5)	*
Noel Koch	7,500	(5)	*
All directors and officers as a group (seven)(6)	806,900		49.0%

*                    Less than 1%

(1)          The address of all persons named in this table is: c/o ICOP Digital, Inc., 16801 W. 116th Street, Lenexa, Kansas 66219.

(2)          Includes the following securities beneficially owned by Mr. Owen and Ms. Owen: 40,000 shares of common stock held by David & Laura Owen Trust under a trust dated 6/4/97; 60,400 shares of common stock held by Owen Enterprises, LLC; 25,000 shares of common stock held by Owen & Associates, Inc. Profit Sharing Plan; 5,000 shares of common stock held by DBM, LP (of which Mr. and Ms. Owen are general partners); 5,000 shares of common stock held by Emerson B. Wells, LP (of which Mr. and Ms. Owen are general partners); 25,000 shares of common stock held by MDN, LP (of which Mr. and Ms. Owen are general partners); 2,000 shares of common stock held by Ms. Owen; options held by Owen Enterprises, LLC to purchase 100,000 shares of common stock; options held by Mr. Owen to purchase 100,000 shares of common stock; and options held by Ms. Owen to purchase 87,500 shares of common stock.

(3)          Includes 150,000 shares owned by Mr. Ross’s wife and options to purchase 7,500 shares of common stock.

(4)          Includes 60,000 shares of common stock and options to purchase 7,500 shares of common stock.

(5)          Includes options to purchase 7,500 shares of common stock.

(6)          Includes options to purchase 320,000 shares of common stock.

Certain Relationships and Related Transactions

In November 2002, we borrowed $10,000 from a limited liability company managed and co-owned by David C. Owen, our CEO and a director. We repaid this amount in full in January 2004. We borrowed an additional $100,000 from a limited liability company managed and co-owned by Mr. Owen in January 2004. The related note payable accrues no interest and is due and payable on demand. We have repaid $40,000, leaving $60,000 in outstanding principal. In connection with consulting services, we granted options to the entity to purchase 100,000 shares of our common stock. These options may be exercised until December 31, 2012 and have an exercise price of $10.00 per share.

In January 2004, we borrowed $100,000 from the wife of Charles A. Ross, Sr., our Chairman. The related note payable accrues no interest and is due and payable on demand. We have repaid $70,000,

leaving $30,000 in outstanding principal. In October 2004, we borrowed $9,000 from Mr. Ross which was repaid in February 2005 without interest.

In January 2004, we purchased furniture from a limited liability company managed and co-owned by Mr. Owen for $50,066 pursuant to a note that accrues no interest and is due and payable on demand. We have repaid $25,000, leaving $25,066 in outstanding principal.

The Board of Directors believed that each of these loans was made on terms at least as favorable to us as could be obtained from independent third-party lenders.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2004. To the best of the Company’s knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

Independent Public Accountants

Cordovano and Honeck LLP served as the Company’s independent public accountant in fiscal 2004. No accountant has yet been selected or recommended as the Company’s independent public accountant for fiscal 2005. The Audit Committee of the Board intends to meet in August 2005 to discuss selection of an auditor for fiscal 2005. The following table shows the fees paid or accrued by the Company for the audit and other services provided by Cordovano and Honeck LLP for 2004 and 2003.

	FY 2004	FY 2003
Audit Fees	$28,789	$4,473
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Totals	$28,789	$4,473

Audit services of Cordovano and Honeck LLP for fiscal 2004 and 2003 consisted of the examination of the consolidated financial statements of the Company. Because the Audit Committee was established this year, none of the services described above were approved in advance by the Audit Committee.

Representatives of Cordovano and Honeck LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so. The representatives are expected to be available to respond to appropriate questions from attendees.

The Audit Committee, consisting entirely of independent directors, pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit

Committee, may also pre-approve particular services on a case-by-case basis. Because the Audit Committee was established in March 2005, the Board of Directors, rather than the Audit Committee, pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during fiscal 2004.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the information by reference in such filing.

Established in March 2005, the Audit Committee is currently comprised of three non-employee directors. Mr. Ashcroft serves as Chairman of the Audit Committee, and Messrs. Mason and Koch serve as members. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by Nasdaq rules and the SEC. The Board also determined that each member of the Audit Committee is “financially literate” and has accounting or related financial management expertise. The Board also determined that Mr. Ashcroft is an “audit committee financial expert” as defined by SEC rules through his business and professional experience.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of the Company’s independent registered public accounting firm.

The Audit Committee reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in the Company’s financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm for the last fiscal year, Cordovano and Honeck LLP, is responsible for performing an independent audit of those financial statements. As more fully explained in the Audit Committee’s charter, the Audit Committee’s responsibility is to provide oversight of and to review those processes. The Audit Committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent auditors. The Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.

Because the Audit Committee was established in 2005, it held no meetings during the fiscal year ended December 31, 2004. The Audit Committee operates pursuant to a written charter, a copy of which is available on the Company’s website at www.ICOPDigital.com and attached to this proxy statement as Appendix A.

Audited Financial Statements

The Audit Committee has reviewed the audited financial statements, as amended, prepared for the fiscal year ended December 31, 2004. The Audit Committee has discussed those audited financial statements with members of the management of the Company.

Because it was only recently formed, the Audit Committee has not yet discussed the audited financials for fiscal 2004 with Cordovano and Honeck LLP, nor has it discussed with Cordovano and Honeck LLP the Statement on Auditing Standards No. 61 and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Conducted in Conjunction with an Audit of Financial Statements.” The Audit Committee has not yet received from Cordovano and Honeck LLP a letter and other written disclosures required under Independence Standards Board Standard No. 1, but hopes to receive such letter and disclosures before the Annual Meeting. The Audit Committee intends to have discussions with Cordovano and Honeck LLP in advance of the Annual Meeting regarding the independence of Cordovano and Honeck LLP as the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

After review of all discussions and correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended that the audited financial statements for the last fiscal year be included in the Company’s amended Annual Report on Form 10-KSB/A.

The Audit Committee

L. Derrick Ashcroft, Chairman
Noel Koch
Roger Mason

PROPOSAL ONE: ELECTION OF THE BOARD OF DIRECTORS

Mr. L. Derrick Ashcroft and Mr. Noel Koch were appointed as directors in March 2005, and their terms expire at this Annual Meeting. Mr. Roger L. Mason is a Class C director whose term expires in 2006. Mr. David C. Owen is a Class B Director whose term expires in 2008. Mr. Charles A. Ross, Sr. is a Class A director whose term expires in 2007. The Board of Directors has nominated Mr. Ashcroft and Mr. Koch as follows to serve terms as indicated or until their respective successors are elected and qualified:

MR. NOEL KOCH—CLASS A DIRECTOR, to serve until the 2008 Annual Meeting of Stockholders

MR. L. DERRICK ASHCROFT—CLASS B DIRECTOR, to serve until the 2007 Annual Meeting of Stockholders

Vote Required

An affirmative vote of the majority of shares entitled to be voted is required for the election of each nominee.

Recommendation

The Board recommends that stockholders vote FOR the election of Messrs. Ashcroft and Koch.

Unless marked otherwise, proxies received will be voted FOR the election of each nominee.

Stockholder Proposals for 2006 Annual Meeting

The Company’s bylaws provide that the annual meeting of the Company’s stockholders shall be held each year. Any ICOP stockholder proposal for the annual meeting of stockholders in 2006 must be received by the Company before April 14, 2006, for the proposal to be included in the ICOP proxy statement and form of proxy for that meeting. If notice of a proposal for which a stockholder will conduct his or her own proxy solicitation is not received by the Company by April 14, 2006, proxy holders may use their discretionary voting authority when the matter is raised at the meeting, and there will be no obligation to include any discussion of the matter in the proxy statement.

Other Matters

Management does not know of any other matters to be brought before the annual meeting of stockholders. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

Charles A. Ross, Sr.,
Chairman of the Board
July 13, 2005

Revised July 7, 2005

ICOP DIGITAL, INC.

AUDIT COMMITTEE CHARTER

General Functions, Authority and Role

The Audit Committee (the “Audit Committee”) is a committee of the Board of Directors (the “Board”) of ICOP Digital, Inc. (the “Company”). The Audit Committee’s primary function shall be to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the Company’s audit process.

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this Charter, the Audit Committee shall have the authority to engage and compensate special legal, accounting, or other consultants to advise it as it deems necessary, and may request any officer or employee of the Company, its outside legal counsel or outside auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

The Company’s outside auditor shall ultimately be accountable to the Board and to the Audit Committee, as representative of the stockholders, and the Audit Committee shall have direct responsibility to appoint, evaluate, compensate, retain, oversee (including resolving disagreements between management and the outside auditor regarding financial reporting) and, where appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for stockholder ratification. In the course of fulfilling its specific responsibilities hereunder, the Audit Committee shall strive to maintain an open avenue of communication between the Company’s outside auditor and the Board.

The responsibilities of a member of the Audit Committee shall be in addition to such member’s duties as a member of the Board.

Membership

The membership of the Audit Committee shall consist of at least three independent outside members of the Board who shall serve at the pleasure of the Board. The membership of the Audit Committee shall meet the independence and financial literacy and experience requirements of The NASDAQ Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the Company (taking into account applicable exceptions therefrom).

In addition, no member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

Audit Committee members and the Audit Committee Chairperson shall be designated by the full Board upon the recommendation of the nominating committee.

Meetings, Quorum, Informal Actions, Minutes

The Audit Committee shall meet on a regular basis. Special meetings may be called by the Chairman of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Audit Committee. Written minutes shall be kept for all informal meetings of the Audit Committee.

The Audit Committee may act by unanimous written consent, and may conduct meetings via conference telephone or similar communication equipment. Members of the Audit Committee may meet informally with officers or employees of the Company and its subsidiaries and with the Company’s independent auditors, and may conduct informal inquiries and studies without the necessity of holding a formal meeting. The Audit Committee may delegate to its Chairman or to one or more of its members the responsibility for performing routine functions as, for example, review of press releases announcing results of Company operations.

Duties and Responsibilities

In addition to any duties and responsibilities assigned to the Audit Committee from time to time by the Board, the Audit Committee shall:

General

•        Meet at least quarterly, or more frequently as circumstances or the obligations of the Audit Committee require, with the chief financial officer, the senior internal auditing executive and the outside auditor in separate executive sessions.

•        Make regular reports to the Board, including reports of any Audit Committee actions and such recommendations as the Audit Committee may deem appropriate.

•        Annually review and reassess the adequacy of this Charter and, if appropriate, propose changes to the Board for approval.

•        Perform such functions as may be assigned by law, the Company’s Articles of Incorporation or Bylaws, or the Board.

•        At least annually, conduct a self-evaluation of the performance of the Audit Committee.

Outside Auditor

•        Review the experience and qualifications of the senior members of the outside auditor team and the quality control procedures of the outside auditor.

•        At least annually, obtain and review a report by the outside auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the outside auditor and the listed company.

•        As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor. Evaluate together with the Board whether it is appropriate to adopt a policy of rotating outside auditors on a regular basis.

•        Appoint, evaluate, compensate, retain, oversee (including resolve disagreements between management and the outside auditor regarding financial reporting) and, where appropriate, replace the outside auditor, or nominate the outside auditor to be proposed for stockholder ratification.

•        Pre-approve the retention of the outside auditor for all audit, review and attestation engagements and such non-audit services as the outside auditor is permitted to provide the Company and approve the fees for such services pursuant to procedures that may be adopted by the Committee from time to time. Pre-approval of audit and non-audit services shall not be delegated to management, but may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the outside auditor.

•        Approve the scope and fees to be paid to the outside auditor for audit services and approve the partner, manager and technical review partner on the audit engagement.

•        Take reasonable steps to confirm the independence of the outside auditor, which shall include:

•       ensuring receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1;

•       discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and

•       as necessary, taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor. In performing this duty, the Audit Committee shall consider whether the outside auditor’s provision of financial systems design and implementation services and any other non-audit services is compatible with the independence of the outside auditor.

•        Recommend to the Board guidelines for the Company’s hiring of employees of the outside auditor who were engaged on the Company’s account, ensuring, at a minimum, the compliance with applicable legal and regulatory requirements.

•        Review earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

Audit Process and Results

•        Consider, in consultation with the outside auditor and internal auditor prior to the audit, the audit’s scope, planning, and staffing.

•        Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

•        Consider and review with the outside auditor:

•       The adequacy of the Company’s internal controls including computerized information system controls and security, ensuring compliance with applicable legal and regulatory requirements.

•       Any related significant findings and recommendations of the outside auditor together with management’s responses thereto.

•       The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

•       An analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

•        Review and discuss with management and with the outside auditor at the completion of the annual examination, or earlier, if circumstances require:

•       The Company’s audited financial statements and related footnotes.

•       The outside auditor’s audit of the financial statements and their report thereon.

•       Any significant changes required in the outside auditor’s audit plan.

•       Any changes required in the planned scope of the internal audit.

•       Any major issues regarding accounting or auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

•       Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, or disagreements with management encountered during the course of the audit.

•       Any management letter provided by the outside auditor and the Company’s response to that letter.

•       Significant findings during the year and management’s responses thereto.

•       Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

•        Meet periodically with management and the outside auditor to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•        Review with management and the outside auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•        Review major changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditor, internal auditors or management.

•        Obtain from the outside auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

•        Meet with the outside auditor and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

•        Review with management and the outside auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•        Review management reports, providing assurance of compliance with regulatory requirements.

Securities and Exchange Commission Filings

•        Review filings with the Securities and Exchange Commission and other published documents containing the Company’s financial statements.

•        Review with management and the outside auditor the draft of the quarterly earnings release, interim financial statements and results of the outside auditor’s reviews thereof before they are released to the public or filed with the Securities and Exchange Commission.

•        Discuss with the national office of the outside auditor issues on which it was consulted by the Company’s audit team and matters of audit quality and consistency.

•        Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Internal Controls and Legal Matters

•        Review the Company’s policies and procedures with respect to officer expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

•        Review with the Company’s general counsel legal and regulatory matters that may have a material impact on the financial statements and review related Company compliance policies and any material reports or inquiries received from regulators or governmental agencies.

•        Review the Company’s policies and procedures to assure that they preclude loans to officers and directors. Confirm periodically that no such loans have been made.

•        Review the Company’s policies and procedures to assure that any transactions with directors, officers or members of their immediate families are reviewed and approved in advance by the Audit Committee. Confirm periodically that no unapproved transactions have occurred.

•        Review the Company’s policies and procedures to assure that all non-audit services provided by the Company’s auditors are reviewed and approved in advance by the Audit Committee. Confirm periodically that no unapproved transactions have occurred.

•        Obtain reports from management, the Company’s senior internal auditor and the outside auditor that the Company’s subsidiaries and foreign affiliated entities are in conformity with applicable legal requirements and the Company’s own policies, including disclosures of insider and affiliated party transactions.

•        Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and compliance with the Company’s policies or code of conduct.

•        Review quarterly reports provided by management, relating to pending, threatened or likely litigation.

•        Review the appointment and replacement of the senior internal auditing executive.

•        Review the internal audit department responsibilities, budget and staffing.

•        Review significant reports to management prepared by the internal auditing department and management’s responses.

•        Assure that the Company has adequate procedures in place for the receipt, retention and treatment of complaints received by the Company regarding allegations of suspected acts that are illegal or in violation of specific public regulations or policies, or regarding accounting, internal accounting controls or auditing matters.

•        Assure that the Company has adequate procedures in place for the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

•        Consult with the Nominating and Governance Committee regarding the development and monitoring of compliance with a code of ethics for senior financial officers pursuant to and to the extent required by regulations applicable to the Company from time to time.

•        Consult with the Nominating and Governance Committee regarding the development and monitoring of compliance with a code of conduct for all Company employees, officers and directors pursuant to and to the extent required by regulations applicable to the Company from time to time.

•        Review and approve all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.

Note on Related Management and Outside Auditor Roles

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor.

ICOP DIGITAL, INC.

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	☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.

		For	Withhold
01 -	Noel Koch, as a Class A Director, to serve until the 2008 Annual Meeting of Stockholders	☐	☐
02 -	L. Derrick Ashcroft, as a Class B Director, to serve until the 2007 Annual Meeting of Stockholders	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1 U P X	H H H	P P P P	0060451

001CD40001	00G88B

Proxy - ICOP DIGITAL, INC.

16801 W. 116th Street

Lenexa, Kansas 66219

This Proxy is Solicited on Behalf of the Board of Directors

for the Annual Meeting of the Stockholders on August 12, 2005

The undersigned hereby appoints David C. Owen and John C. Garrison, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Stockholders of the Company to be held on August 12, 2005, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as stated on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned holder. If no direction is made, this proxy will be voted “FOR” the nominees set forth herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-236-8719 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

	C0123456789		12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 5:30 PM Central Time, August 11, 2005.

THANK YOU FOR VOTING